UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2016

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2016, the Company’s shareholders approved the IMAX Corporation Amended and Restated Long-Term Incentive Plan (the “IMAX LTIP”) at the Company’s Annual and Special Meeting, which previously had been approved by the Company’s Board of Directors, subject to shareholder approval. For a description of the IMAX LTIP, see Item No. 3, “Approval of Amended and Restated Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 21, 2016. A copy of the IMAX LTIP is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2016 Annual and Special Meeting of Shareholders of the Company was held on June 6, 2016.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual and Special Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Richard L. Gelfond, David W. Leebron, Michael Lynne, Michael MacMillan, I. Martin Pompadur, Dana Settle, Darren D. Throop, and Bradley J. Wechsler were elected as directors of the Company to hold office until the year 2017 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the ten directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	56,724,368	1,174,268	5,862,348
Eric A. Demirian	37,695,120	20,203,515	5,862,349
Richard L. Gelfond	56,850,603	1,048,032	5,862,349
David W. Leebron	53,306,661	4,591,975	5,862,348
Michael Lynne	35,173,572	22,725,064	5,862,348
Michael MacMillan	56,917,480	981,155	5,862,349
I. Martin Pompadur	37,910,581	19,988,055	5,862,348
Dana Settle	57,351,699	546,937	5,862,348
Darren D. Throop	37,881,085	20,017,550	5,862,349
Bradley J. Wechsler	56,406,804	1,491,831	5,862,349

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

62,607,246	1,098,365	55,373	0

3.	Approval of Amended and Restated Long-Term Incentive Plan

By a vote by way of show of hands the shareholders approved the IMAX LTIP. A copy of the IMAX LTIP is attached hereto as Exhibit 10.1. Management received proxies from the shareholders to vote for the approval of the IMAX LTIP as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

44,175,017	13,667,677	55,942	5,862,348

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)

Date: June 7, 2016	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer & Chief Business Development Officer

	By:	/s/ G. Mary Ruby
	Name:	G. Mary Ruby
Chief Administrative Officer & Corporate Secretary

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